SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2002

                                    PDI, INC.
             (Exact name of Registrant as specified in its charter)

            DELAWARE                      0-24249                 22-2919486
(State or other jurisdiction of       (Commission File          (IRS Employer
         incorporation)                    Number)           Identification No.)

         10 Mountainview Road,
         Upper Saddle River, NJ                                     07458
(Address of principal executive office)                          (Zip Code)

                                 (201) 258-8450
               Registrant's telephone number, including area code:

                          Professional Detailing, Inc.
          (Former name or former address, if changed since last report)

Item 5.  Other Events

      On May 13, 2002 the Registrant issued the following press release:

                "PDI REPORTS FIRST QUARTER 2002 FINANCIAL RESULTS

Revenue of $73.9 million; Operating Loss of $4.5 million; and Net Loss per share of $0.16

Upper Saddle River, New Jersey (Monday, May 13, 2002). PDI, Inc. (Nasdaq: PDII) today announced revenue, an operating loss, a net loss and a net loss per share for the quarter ended March 31, 2002.

Quarterly Results

Net total revenue for the quarter ended March 31, 2002 was $73.9 million, 57.3% lower than net total revenue of $173.1 million for the quarter ended March 31, 2001. Net product revenue for the quarter ended March 31, 2002 was $5.7 million compared to $95.0 million for the quarter ended March 31, 2001. Net service revenue for the quarter ended March 31, 2002 was $68.2 million, 12.7% lower than net service revenue of $78.1 million for the quarter ended March 31, 2001. There was an operating loss for the quarter ended March 31, 2002 of $4.5 million, compared to operating income of $16.7 million for the quarter ended March 31, 2001. There was a net loss for the quarter ended March 31, 2002 of $2.3 million compared to net income of $10.9 million for the quarter ended March 31, 2001. The net loss per share was $0.16 for the quarter ended March 31, 2002 compared to diluted net income per share of $0.77 for the quarter ended March 31, 2001.

Charles T. Saldarini, Chief Executive Officer of PDI, Inc. commented, "During the first quarter we continued to focus our efforts on transitioning PDI from a service based to a product driven company by concentrating on leveraging our sales and marketing capabilities, our financial assets and our reputation for high quality work. We believe we are making progress in this transition, which should positively impact future period results."

Mr. Saldarini added, "The financial results from our first quarter reflect weakness in our performance based contracts segment. In addition, the net product revenue decline reflects the termination of our sales, marketing and distribution agreement for Ceftin(R). We are continuing to work actively with our partners to monitor our programs' progress and to leverage the sales assets we have deployed to the mutual benefit of both PDI and its pharmaceutical company partners."


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

Webcast and Conference Call

PDI will conduct a live webcast of its Earnings Release Briefing at 9:00 AM EDT on Tuesday, May 14, 2002. The live webcast of the event will be accessible through PDI's website, www.pdi-inc.com and will be archived on the website for future on-demand replay. For those without Internet access, the call can be accessed by dialing 1-800-233-2795 and asking for conference ID# - PDI.

About PDI

PDI is a commercial partner providing sales and marketing solutions to the pharmaceutical, biotech, and medical devices & diagnostics industries. PDI provides customized plans designed to create win-win situations with our partner companies. With an infrastructure of over 4,000 sales and marketing professionals, PDI has demonstrated the ability to deliver return on investment for products at any stage of their lifecycles, from pre-launch through maturity.

Depending on the needs of a product, PDI can provide services, such as contract sales, both dedicated teams and shared teams, marketing research, medical education and communications, managed markets and trade relations, and prelaunch and after sales support. In addition, PDI can enter into strategic relationships such as Product Commercialization, copromotion, LifeCycle Extension or product acquisition.

For more information, visit the Company's website at www.pdi-inc.com.

This press release contains forward-looking statements regarding the timing and financial impact of the Company's ability to implement its business plan, expected revenues, earnings per share and success during the year 2002. These statements involve a number of risks and uncertainties and are based on assumptions involving judgments with respect to future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond PDI's control. Some of the important factors that could cause actual results to differ materially from those indicated by the forward-looking statements are general economic conditions, changes in our operating expenses, adverse patent developments, competitive pressures, changes in customer and market requirements and standards, and the risk factors detailed from time to time in PDI's periodic reports and registration statements filed with the Securities and Exchange Commission, including without limitation PDI's Annual Report on Form 10-K filed for the year ended December 31, 2001. The forward looking-statements in this press release are based upon management's reasonable belief as of the date hereof. PDI disclaims any obligation to update these statements.


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

                                    PDI, INC.
                           CONSOLIDATED BALANCE SHEETS
                        (in thousands, except share data)

                                                                                      March 31,         December 31,
                                                                                        2002                2001
                                                                                      ---------         ------------
                                                                                     (unaudited)
                           ASSETS
Current assets:
   Cash and cash equivalents ................................................         $ 147,524          $ 160,043
   Short-term investments ...................................................             3,397              7,387
   Inventory, net ...........................................................                --                442
   Accounts receivable, net of allowance for doubtful accounts of
       $1,560 and $3,692 as of March 31, 2002 and December 31, 2001,
       respectively .........................................................            33,020             52,640
   Unbilled costs and accrued profits on contracts in progress ..............             9,357              6,898
   Deferred training ........................................................             4,465              5,569
   Other current assets .....................................................             6,336              8,101
   Deferred tax asset .......................................................            24,041             24,041
                                                                                      ---------          ---------
Total current assets ........................................................           228,140            265,121
Net property, plant & equipment .............................................            22,132             21,044
Other long-term assets ......................................................            15,796             16,506
                                                                                      ---------          ---------
Total assets ................................................................         $ 266,068          $ 302,671
                                                                                      =========          =========

            LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable .........................................................         $   5,862          $   9,493
   Accrued rebates and sales discounts ......................................            59,381             68,403
   Accrued contract losses ..................................................               600             12,256
   Accrued incentives .......................................................            16,960             22,213
   Accrued salaries and wages ...............................................            10,648              7,167
   Unearned contract revenue ................................................            10,338             10,878
   Other accrued expenses ...................................................            13,151             21,026
                                                                                      ---------          ---------
Total current liabilities ...................................................           116,940            151,436
                                                                                      ---------          ---------
Long-term liabilities:
     Deferred tax liability .................................................               300                300
                                                                                      ---------          ---------
Total long-term liabilities .................................................               300                300
                                                                                      ---------          ---------
Total liabilities ...........................................................         $ 117,240          $ 151,736
                                                                                      ---------          ---------

Stockholders' equity:
   Common stock, $.01 par value; 100,000,000 shares authorized;
     shares issued and outstanding March 31, 2002 - 13,969,389;
     December 31, 2001 - 13,968,097; restricted $.01 par value;
     shares issued and outstanding, March 31, 2002 - 15,388;
     December 31, 2001 - 15,388 .............................................         $     140          $     140
   Preferred stock, $.01 par value, 5,000,000 shares authorized, no
     shares issued and outstanding ..........................................                --                 --
Additional paid-in capital ..................................................           102,777            102,757
Additional paid-in capital, restricted ......................................               954                954
Retained earnings ...........................................................            45,741             48,008
Accumulated other comprehensive loss ........................................               (48)               (79)
Unamortized compensation costs ..............................................              (626)              (735)
Treasury stock, at cost: 2001 - 5,000 shares ................................              (110)              (110)
                                                                                      ---------          ---------
Total stockholders' equity ..................................................         $ 148,828          $ 150,935
                                                                                      ---------          ---------
Total liabilities & stockholders' equity ....................................         $ 266,068          $ 302,671
                                                                                      =========          =========


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

                                    PDI, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)

                                                                          Three Months Ended March 31,
                                                                          ----------------------------
                                                                              2002             2001
                                                                           --------          --------
                                                                                  (unaudited)
Revenue
   Service, net ..............................................             $ 68,160          $ 78,087
   Product, net ..............................................                5,723            94,978
                                                                           --------          --------
     Total revenue, net ......................................               73,883           173,065
                                                                           --------          --------
Cost of goods and services
   Program expenses (including related party amounts of
    $97 and $414 for  the periods ended
    March 31, 2002 and 2001, respectively) ...................               67,277            55,395
   Cost of goods sold ........................................                   --            64,215
                                                                           --------          --------
       Total cost of goods and services ......................               67,277           119,610
                                                                           --------          --------

Gross profit .................................................                6,606            53,455

Compensation expense .........................................                7,759            11,015
Other selling, general & administrative expenses .............                3,325            25,728
                                                                           --------          --------
   Total selling, general & administrative expenses ..........               11,084            36,743
                                                                           --------          --------
Operating (loss) income ......................................               (4,478)           16,712
Other income, net ............................................                  889             1,870
                                                                           --------          --------
(Loss) income before provision for taxes .....................               (3,589)           18,582
(Benefit) provision for income taxes .........................               (1,322)            7,653
                                                                           --------          --------
Net (loss) income ............................................             $ (2,267)         $ 10,929
                                                                           ========          ========

Basic net (loss) income per share ............................             $  (0.16)         $   0.79
                                                                           ========          ========
Diluted net (loss) income per share ..........................             $  (0.16)         $   0.77
                                                                           ========          ========
Basic weighted average number of shares outstanding ..........               13,969            13,843
                                                                           ========          ========
Diluted weighted average number of shares outstanding ........               13,969            14,133
                                                                           ========          ========

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PDI, INC.


                                         By: /s/ Charles T. Saldarini
                                            ------------------------------------
                                             Charles T. Saldarini, Vice Chairman
                                               and Chief Executive Officer

Date: May 14, 2002


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